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                                                                   Exhibit 10.22
                                 AMENDMENT NO. 2

                                       TO

                            SEALY PROFIT SHARING PLAN
                            -------------------------

                  This Amendment No. 2 is executed as of the date set forth below, by Sealy Corporation (hereinafter called the "Company");

                                   WITNESSETH:
                                   -----------

                  WHEREAS, the Company amended and restated the Sealy Profit Sharing Plan (hereinafter called the "Plan"), effective December 1, 1989, in order to bring it into compliance with the Tax Reform Act of 1986 and regulations issued thereunder and various other laws and regulations currently in effect for the period on and after December 1, 1989; and

                  WHEREAS, the Company desires to amend the Plan in order to provide for payments with respect to minors and those under an incapacity; and

                  WHEREAS, the Company retains the right, pursuant to Section
16.1 of the Plan, to make amendments thereto;

                  NOW, THEREFORE, pursuant to Section 16.1 of the Plan, the Company hereby amends the Plan, effective December 1, 1989, as follows:

                  Article 12 of the Plan is hereby amended by the addition at the end thereof of a new Section 12.15 to read as follows:

                  "12.15 MINORITY AND INCAPACITY. During the minority or incapacity of any person entitled to benefits under the Plan, the Trustee shall make payment to such minor or incapacitated person or to an appropriate member, as determined by the

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         Plan Administrator, of such person's family for the care, maintenance and support of such person in such amounts and at such times as the Plan Administrator may determine. The receipt of such minor or incapacitated person or members of such minor's or incapacitated person's family to whom payment has been made shall be a full discharge and acquittance to the Trustee for the amount so paid."

                IN WITNESS WHEREOF, Sealy Corporation, by its appropriate officer, duly authorized, has caused this Amendment No. 2 to be executed as of the _____ day of ______________, 1996.

                                              SEALY CORPORATION

                                                  ("Company")

                                       By  /s/ Sealy Corporation
                                          ---------------------------------

STATE OF OHIO          )
                       ) SS:
COUNTY OF CUYAHOGA     )

                Before me, a Notary Public in and for said County and State, personally appeared the above-named Sealy Corporation by _______________________, its _____________________, who acknowledged that he did sign the foregoing instrument.

                IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Cleveland, Ohio, this ___ day of ________, 1996.



                                            ---------------------------------
                                                              Notary Public